                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 22, 2003
(Date of earliest event reported)

Commission File No. 333-105940


                    Banc of America Mortgage Securities, Inc.
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        Delaware                                    36-4514369
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(State of Incorporation)               (I.R.S. Employer Identification No.)


201 North Tryon Street, Charlotte, North Carolina             28255
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     Address of principal executive offices                 (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events
           ------------

           Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
   (99)                                  Computational Materials
                                         prepared by Banc of America
                                         Securities LLC in connection
                                         with Banc of America Mortgage
                                         Securities, Inc., Mortgage
                                         Pass-Through Certificates, Series
                                         2003-10

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BANC OF AMERICA MORTGAGE
                                    SECURITIES, INC.


December 22, 2003

                                    By:    /s/ Judy Lowman
                                          ----------------------------
                                          Judy Lowman
                                          Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

   (99)               Computational Materials                      P
                      prepared by Banc of America
                      Securities LLC in connection
                      with Banc of America Mortgage
                      Securities, Inc., Mortgage
                      Pass-Through Certificates, Series
                      2003-10